Exhibit 10.46
HEALTH FITNESS CORPORATION
COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS
FOR FISCAL YEAR 2008
     The Health Fitness Corporation Board of Directors approved the 2008 fiscal year base salaries for the executive officers as set forth below. In addition, these executive officers may participate in our 401(k) plan, employee stock purchase plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements.

2008 Annual
Executive Officer and Title	Base Salary
Gregg O. Lehman	$335,800
President and Chief Executive Officer

Wesley W. Winnekins	$195,624
Chief Financial Officer and Treasurer

John E. Griffin	$215,000
Chief Operations Officer

James O. Reynolds, M.D.	$250,000
Chief Medical Officer

Jeanne C. Crawford	$156,078
Chief Human Resources Officer and Secretary

Brian J. Gagne	$154,326
Senior Vice President — Account Services

David T. Hurt	$134,734
Vice President Account Services — Fitness Management

Katherine M. Hamlin	$139,626
Vice President Account Services — Health Management

John F. Ellis	$166,901
Chief Information Officer